UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 18, 2023
Date of Report (date of earliest event reported)
DROPBOX, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-38434	26-0138832
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

1800 Owens St.
San Francisco, California 94158
(Address of principal executive offices)
(415) 857-6800
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Class A Common Stock, par value $0.00001 per share	DBX	The NASDAQ Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07     Submission of Matters to a Vote of Security Holders
On May 18, 2023, at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Dropbox, Inc. (the “Company”), the Company’s stockholders voted upon the following proposals described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 4, 2023: (1) to elect eight directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified; (2) to ratify the appointment of Ernst & Young LLP, an independent registered public accounting firm, as auditors for the fiscal year ending December 31, 2023; and (3) to approve, on an advisory basis, the compensation of the Company’s named executive officers.

All nominated directors were elected and the other proposals were approved by the required stockholder vote. The final voting results with respect to each proposal is as set forth below.

(1) Proposal for election of eight directors:

	For	Withhold	Broker Non-Votes
Donald W. Blair	922,271,387	71,262,995	23,165,309
Lisa Campbell	989,597,692	3,936,690	23,165,309
Andrew W. Houston	916,966,092	76,568,290	23,165,309
Paul E. Jacobs	898,219,846	95,314,536	23,165,309
Sara Mathew	972,160,553	21,373,829	23,165,309
Abhay Parasnis	989,818,839	3,715,543	23,165,309
Karen Peacock	990,194,223	3,340,159	23,165,309
Michael Seibel	989,767,182	3,767,200	23,165,309

(2) Proposal to ratify Ernst & Young LLP as auditors for the fiscal year ending December 31, 2023:

For	Against	Abstain
1,014,941,238	1,580,357	178,096

(3) Proposal to approve, on an advisory basis, the compensation of the Company's named executive officers:

For	Against	Abstain	Broker Non-Votes
979,254,937	13,981,634	297,811	23,165,309

.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2023

Dropbox, Inc.
/s/ Bart Volkmer
Bart Volkmer
Chief Legal Officer